Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K (“Annual Report”) of Diversified Restaurant Holdings, Inc. (the "Company") for the fiscal year ended December 28, 2014, I, T. Michael Ansley, Chairman of the Board of Directors and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 13, 2015	DIVERSIFIED RESTAURANT HOLDINGS, INC.

	By:	/s/ T. Michael Ansley

T. Michael Ansley Chairman of the Board, President, and Chief Executive Officer (Principal Executive Officer)